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                                    EX.10.25
                                                                    June 7, 1996

All-Comm Media Corporation
400 Corporate Pointe
Suite 780
Culver City, California 90230-7615

Gentlemen:

1. At a closing to occur at the offices of your company (the "Company") simultaneously herewith, the undersigned ("Subscriber") will for $50,000 per Unit (as defined below) purchase from you, and you will sell, the number of Units set forth below opposite Subscriber's name below. Such purchase by Subscriber is part of an offering in which an aggregate of 62 Units will be sold simultaneously with such sale to Subscriber. Each Unit consists of 100 shares of Series B Convertible Preferred Stock having a redemption value of $50,000 per share (the "Preferred") and warrants to purchase 60,000 shares of common stock of the Company (the "Warrants").

2. The Certificate of Designation for the Preferred shall be in the form of Exhibit A. The Preferred shall at the option of the holder be convertible at any time into common stock at the lesser of $1.25 per share or 80% of the average closing sales price of the common stock on NASDAQ (or such other securities exchange where the common stock may then be listed) during the last five trading days prior to conversion. If not theretofore converted, the Preferred shall automatically be deemed converted into common stock at such price on the second anniversary of the date of issuance. However, the Preferred shall not be redeemed under the preceding sentence, but shall instead be redeemed at redemption value, together with dividends accruing thereon at 6% per annum, on the second anniversary of the date of issuance if the Company's common stock is not then trading on NASDAQ (or another U.S. securities exchange approved by the Securities and Exchange Commission where the common stock may then be listed) or if the registration statement referred to below has not theretofore been declared effective. The Preferred shall also be entitled to priority over the common stock in liquidation.

3. The Warrants shall be in the form of Exhibit B. The Warrants shall be exercisable only to the extent that authorized but unissued shares of Common Stock of the Company are available for such exercise. The Company shall as soon as practicable call a special stockholders' meeting to approve the amendment of the Certificate of Incorporation of the Company to authorize 30,000,000 additional shares of Common Stock and the directors of the Company shall recommend to the stockholders that they vote in favor of such amendment. By separate agreement, executive officers of the Company who own an aggregate of 11.4% of the Company's outstanding Common Stock have agreed to vote their shares in favor of such amendment. If at any time thereafter that the Warrants are exercised there are not a sufficient number of authorized but unissued shares of Common Stock of the Company available for such exercise, the Company promptly will take all necessary steps to secure the authorization of sufficient additional shares of Common Stock to permit such exercise. The Warrants shall be exercisable at $2.50 per share and shall expire on the third anniversary of the date on which they are first exercisable or, if earlier, on the first (1st) date on which both (a) and (b) shall be true, namely (a) the registration statement referred to below shall be in effect and shall have been effective for not less than the ninety consecutive days immediately preceding such date and (b) the closing price per share of the Company's common stock on NASDAQ (or such other securities exchange where the common stock may then be listed) shall not be less than $8.00 per share and shall have been not less than $8.00 per share during the twenty consecutive trading days immediately preceding such date. For example, assume


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that the closing price per share shall have been $9.00 per share through October
1, 1996, that the closing price per share shall have been $7.00 per share through March 1, 1997, and that the closing price per share shall have been $8.00 per share for 20 consecutive trading days thereafter. Assume further that the Registration Statement shall have been in effect at all times from July 1, 1996. The expiration date of the Warrants shall be the close of business on the 20th trading day after March 31, 1997. All dates set forth in this paragraph shall be extended by one day for each day after December 31. 1996 on which the registration statement referred to in Section 3 is not in effect with respect to the shares purchasable under the Warrants.

3a. The Company will on or before the 120th day after the date of this Agreement file a registration statement on Form S-3 or Form S-l (the "Registration Statement") for the public sale by the holders of the shares which are issuable on conversion of the Preferred or upon exercise of the Warrants. The Company shall use its best efforts to cause the Registration Statement to become effective not later than 90 days after the date of filing, and to remain effective for two years with respect to Common Stock issued upon conversion of Preferred Stock and three years with respect to Common Stock issued upon exercise of Warrants. The registration shall be accompanied by blue sky clearances in such states as the holders may reasonably request. The Company shall pay all expenses of the registration hereunder, other than the holders' underwriting discounts. Registration rights may be assigned to assignees of the Preferred, the Warrants or the underlying stock.

4. (a) Subscriber represents and warrants that it is purchasing the Units solely for investment solely for its own account and not with a view to or for the resale or distribution thereof.

     (b) Subscriber understands that it may sell or otherwise transfer the Units, the Preferred, the Warrants or the shares of Common Stock issuable on conversion or exercise of the Preferred or the Warrants only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to the holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Units are not a liquid investment.

5. (a) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

     (b) Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities.

6. This Agreement may not be changed or terminated except by written agreement. It shall be

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binding on the  parties  and on their  personal  representatives  and  permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies.

Subscriber:                             ALL-COMM MEDIA CORPORATION


_____________________________________   By: ____________________________________

Number of Units: ____________________   Title:

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                                                                       Exhibit A

Exhibit A intentionally omitted. See Exhibit 3.6, "Certificate of Designation for Series B Convertible Preferred Stock, as amended."



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                                                                       Exhibit B

Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                           ALL-COMM MEDIA CORPORATION

          WARRANT

          DATED: June __, 1996

Number of Shares:

Holder:

Address:


__________________________________

THIS CERTIFIES THAT the holder of this Warrant ("Holder") is entitled to purchase from ALL-COMM MEDIA CORPORATION, a Nevada corporation (hereinafter called the "Company"), at the exercise price per share set forth below the number of shares of the Company's common stock set forth above ("Common Stock"). The Warrants shall be exercisable only to the extent that authorized but unissued shares of Common Stock of the Company are available for such exercise. The Company shall as soon as practicable call a special stockholders' meeting to approve the amendment of the Certificate of Incorporation of the Company to authorize 30,000,000 additional shares of Common Stock and the directors of the Company shall recommend to the stockholders that they vote in favor of such amendment. By separate agreement, executive officers of the Company who own an aggregate of 11.4% of the Company's outstanding Common Stock have agreed to vote their shares in favor of such amendment. If at any time thereafter that the Warrants are exercised there are not a sufficient number of authorized but unissued shares of Common Stock of the Company available for such exercise, the Company promptly will take all necessary steps to secure the authorization of sufficient additional shares of Common Stock to permit such exercise. This Warrant shall be exercisable at S2.50 per share until the third anniversary of the date on which they are first exercisable or, if earlier, on the first date on which both (a) and (b) shall be true, namely (a) the registration statement referred to below shall be in effect and shall have been effective for not less than the ninety consecutive days immediately preceding such date and (b) the closing price per share of the company's common stock on Nasdaq shall not be less than $8.00 per share and shall have been not less than $8.00 per share during the twenty consecutive trading days immediately preceding such date. For example, assume that the closing price per share shall have been $9.00 per share through October 1, 1996, that the closing price per share shall have been $7.00 per share through March 1, 1997, and that the closing price per share shall have been $8.00 per share for 20 consecutive trading days thereafter. Assume further that the Registration Statement shall have been in effect at all times from July 1, 1996. The expiration date of the Warrants shall be the close of business on

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the 20th trading day after March 31, 1997. All dates set forth in this paragraph shall be extended by one day for each day after February 1, 1997 on which the registration statement referred to in an agreement of even date herewith is not in effect with respect to the shares purchasable under the Warrant.

1. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.

2. The Holder is entitled to certain registration rights under an agreement of even date herewith.

3. (a) Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.

4. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

6. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

7. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such

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securities  then subject to this Warrant shall be made  effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.

8. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

9. This Warrant shall be governed by and construed in accordance with the laws of the State of California. The California courts shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.

IN WITNESS WHEREOF, ALL-COMM MEDIA CORPORATION has caused this Warrant to be signed by its duly authorized officers under Its corporate seal, and to be dated as of the date set forth above.

                                        ALL-COMM MEDIA CORPORATION

                                        By ____________________________________

                                        Title:_________________________________

In the presence of:

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